UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Kohl’s Corporation 2024 Long-Term Compensation Plan

At the 2024 annual meeting of shareholders (the “Annual Meeting”) of Kohl’s Corporation (the “Company”), the Company’s shareholders approved the Kohl’s Corporation 2024 Long-Term Compensation Plan (the “2024 Plan”). The 2024 Plan provides for the following types of awards to our current and former employees and non-employee members of the Company’s Board of Directors (the “Board”):

(i)	stock options,
(ii)	SARs,
(iii)	stock awards, including restricted stock and restricted stock units,
(iv)	performance units,
(v)	performance shares, or
(vi)	substitute awards.

The aggregate number of shares of common stock authorized under the 2024 Plan is 7,650,000 plus unused shares subject to outstanding awards as of March 29, 2024 granted under the prior plan which shall not exceed 4,785,851 shares, resulting in an aggregate pool of no more than 12,435,851.

The foregoing description of the 2024 Plan is qualified in its entirety by reference to the 2024 Plan attached as Annex A to the Proxy Statement on Schedule 14A filed on April 5, 2024, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)	The Company’s Annual Meeting was held on May 15, 2024.

(b)	The final voting results for the proposals presented at the Annual Meeting are as follows:

Proposal 1 – Election of the 11 individuals nominated by the Board of Directors to serve as Directors for a one-year term and until their successors are duly elected and qualified

The results of the voting on this proposal are as follows:

Company Nominees	For	Against	Abstain	Broker Non-Votes
Wendy Arlin	72,640,048	403,275	193,683	73,237,007
Michael J. Bender	72,154,900	883,727	198,379	73,237,007
Yael Cosset	71,524,813	1,510,337	201,857	73,237,007
Christine Day	72,339,077	698,983	198,946	73,237,007
H. Charles Floyd	71,447,829	1,590,691	198,486	73,237,007
Thomas A. Kingsbury	72,494,678	541,384	200,944	73,237,007
Robbin Mitchell	72,244,526	794,494	197,986	73,237,007
Jonas Prising	71,203,579	1,829,641	203,786	73,237,007
John E. Schlifske	69,562,699	3,468,398	205,909	73,237,007
Adrianne Shapira	71,379,128	1,660,961	196,917	73,237,007
Adolfo Villagomez	72,617,872	413,152	205,982	73,237,007

Proposal 2 – Advisory Vote on the Compensation of the Company’s named executive officers

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
67,443,157	5,535,291	258,558	73,237,007

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
85,653,392	4,328,776	270,453	0

Proposal 4 – Approval of the Kohl’s Corporation 2024 Long-Term Compensation Plan

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
68,342,382	4,739,955	154,669	73,237,007

Proposal 5 – Shareholder Proposal—Corporate Financial Sustainability Report

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
4,165,009	68,595,949	476,048	73,237,007

(c)	Not applicable.

(d)	Not applicable.

Item 8.01	Other Events

On May 15, 2024, the Company issued a press release announcing events which took place in connection with the Annual Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 15, 2024, the Board of Directors of the Company declared a quarterly cash dividend of $0.50 per share. The dividend will be paid on June 26, 2024 to all shareholders of record at the close of business on June 12, 2024. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

10.1	Kohl’s Corporation 2024 Long-Term Compensation Plan, incorporated by reference to Annex A to the Proxy Statement on Schedule 14A filed on April 5, 2024

99.1	Press Release regarding Annual Meeting dated May 15, 2024

99.2	Press Release regarding Dividend dated May 15, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2024

KOHL’S CORPORATION

By:	/s/ Jennifer Kent
Jennifer Kent
Senior Executive Vice President,
Chief Legal Officer and Corporate Secretary